UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 26, 2004


                   Farmer Mac Mortgage Securities Corporation
                   ------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                     333-80805                 52-1779791
---------------------------         ------------              --------------
(State or other jurisdiction        (Commission               (IRS Employer
   of incorporation)                File Number)            Identification No.)


        1133 21st Street, N.W.                         20036
          Washington, D.C.                    ------------------------
        --------------------------                   (Zip Code)
       (Address of principal
         executive offices)

       Registrant's telephone number, including area code: (202) 872-7700

                                    No Change
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-80805) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $27,202,691 in aggregate principal amount of its Guaranteed Agricultural Mortgage-Backed Securities, Series 3/26/04 (the "Certificates") on March 26, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated March 26, 2004 and the Prospectus Supplement dated March 26, 2004, to file a copy of the Issue Supplement, which is attached hereto as
Exhibit 4.3.20.

     The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.3 to the Registration Statement) dated as of June 1, 1996 among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee, as supplemented by an Issue Supplement among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank National Association, as successor to U.S. Bank Trust National Association and First Trust National Association, N.A., as Trustee, dated as of March 1, 2004.


Item 7.  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

                4.3.20 Issue Supplement dated as of March 1, 2004 among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank National Association, as Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                      CORPORATION



                                    By:   /s/  Jerome G. Oslick
                                       ---------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President




Dated:      March 31, 2004

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

4.3.20                       Issue Supplement                         5